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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
Orbital Sciences Corporation and subsidiaries:

We consent to the use of our reports included and/or incorporated herein by reference, which reports appear in the Company's 1997 annual report on Form 10-K, and to the reference to our firm under the heading "Experts" in the prospectus.

                                                           KPMG PEAT MARWICK LLP

Washington, D.C.
March 25, 1998